                                                                          DRAFT
                                                                          -----
                                3,000,000 Shares

                       VERTEX PHARMACEUTICALS INCORPORATED

                                  Common Stock
                                ($.01 Par Value)

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                  July __, 1996

COWEN & COMPANY
ROBERTSON, STEPHENS & COMPANY LLC
BEAR, STEARNS & CO., INC.
As Representatives of the several Underwriters
c/o Cowen & Company
One Financial Square
New York, New York 10005


Ladies and Gentlemen:

      1. INTRODUCTORY. Vertex Pharmaceuticals Incorporated, a Massachusetts corporation (the "Company"), proposes to sell, pursuant to the terms of this Agreement, to the several underwriters named in SCHEDULE A hereto (the "Underwriters," or, each, an "Underwriter"), an aggregate of 3,000,000 shares of Common Stock, $.01 par value (the "Common Stock"), of the Company. The aggregate of 3,000,000 shares so proposed to be sold is hereinafter referred to as the "Firm Stock." The Company also proposes to sell to the Underwriters, upon the terms and conditions set forth in Section 3 hereof, up to an additional 450,000 shares of Common Stock (the "Optional Stock"). The Firm Stock and the Optional Stock are hereinafter collectively referred to as the "Stock." Cowen & Company ("Cowen"), Robertson, Stephens & Company LLC ("Robertson") and Bear, Stearns & Co., Inc. ("Bear, Stearns") are acting as representatives of the several Underwriters and in such capacity are hereinafter referred to as the "Representatives."

      2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the several Underwriters that:

             (a) A registration statement on Form S-3 (File No. 33-_______) in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective with respect to the Stock, including any preeffective prospectuses included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, copies of which have heretofore been delivered to you, and, to the extent applicable, were identical to the electronically transmitted copies thereof filed with the Commission pursuant to the Commission's Electronic Data Gathering, Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T, has been carefully prepared by the Company in conformity with the requirements of the Securities Act and has been filed with the Commission under the Securities Act; one or more amendments to such registration statement, including in each case an amended preeffective prospectus, copies of which amendments have heretofore been delivered to you, and, to the extent applicable, were identical to the electronically transmitted copies thereof filed with the Commission pursuant to the Commission's Electronic Data Gathering, Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T, have been so prepared and filed. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed and must be declared effective before the offering of the Stock may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. The term "Registration Statement" as used in this Agreement shall also include any registration statement relating to the Stock that is filed and declared effective pursuant to Rule 462(b) under the Securities Act. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement, or, (A) if the prospectus included in the Registration Statement omits information in reliance on Rule 430A under the Securities Act and such information is included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act, the term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement as supplemented by the addition of the Rule 430A information contained in the prospectus filed with the Commission pursuant to Rule 424(b) and (B) if prospectuses that meet the requirements of Section 10(a) of the Securities Act are delivered pursuant to Rule 434 under the Securities Act, then (i) the term "Prospectus" as used in this Agreement means the "prospectus subject to completion" (as such term is defined in Rule 434(g) under the Securities Act) as supplemented by (a) the addition of Rule 430A information or other information contained in the form of prospectus delivered pursuant to Rule 434(b)(2) under the Securities Act or (b) the information contained in the term sheets described in Rule 434(b)(3) under the Securities Act, and (ii) the date of such prospectuses shall be deemed to be the date of the term sheets. The term "Preeffective Prospectus" as used in this Agreement means the prospectus subject to completion in the form included in the Registration Statement at the time of the initial filing of the Registration Statement with the Commission, and as such prospectus shall have been amended from time to time prior to the date of the Prospectus. Any reference herein to any Preeffective Prospectus or the prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Form S-3 under the Securities Act, as of the date of such Preeffective Prospectus or Prospectus, as the case may be, and any reference to any amendment or supplement to any Preeffective Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and so incorporated by reference. For purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement to any of the foregoing, shall be deemed to include the respective copies thereof filed with the Commission pursuant to EDGAR.



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            (b) The Company owns or controls, directly or indirectly, only the following corporations, associations or other entities: Altus Biologics Inc., Vertex Pharmaceuticals Securities Corporation and Versal Technologies, Inc. (hereinafter referred to collectively as the "Subsidiaries"). Each of the Subsidiaries have been duly incorporated and are validly existing as corporations in good standing (or the legal equivalent) under the laws of their respective jurisdictions of incorporation, have full corporate power and authority to own or lease their properties and conduct their businesses as described in the Registration Statement and as being conducted and are duly qualified or licensed to transact business in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by them requires such qualification (except where the failure to be so qualified would not have a material adverse effect on the business, properties, operations, financial conditions, income or business prospects of the Company and the Subsidiaries, taken as a whole, as presently being conducted). All of the outstanding shares of capital stock of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, and are owned by the Company free and clear of all liens, encumbrances and security interests, and, except for (i) Altus Biologics Inc., as to which options to purchase ___% of the common stock of Altus Biologics Inc., calculated on a fully-diluted basis have been issued and (ii) Versal Technologies, Inc., as to which options to purchase ___% of the common stock of Versal Technologies, Inc., calculated on a fully-diluted basis have been issued, no outstanding options, warrants or other rights to purchase, agreements or other obligations to issue, or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

            (c) The Company and the Subsidiaries now hold, and at the First Closing Date (as hereinafter defined) will hold, all material licenses, certificates and permits from state, Federal, and other regulatory authorities that are necessary for the conduct of their respective businesses as they are presently conducted, except where the failure to hold such licenses, certificates and permits would not have a material adverse effect on the business, properties, operations, financial conditions, income or business prospects of the Company and the Subsidiaries, taken as a whole; neither the Company nor any of the Subsidiaries is in violation of its respective corporate charter or by-laws, or in default in the performance or observance of any provision of any obligation, agreement, covenant, or condition contained in a bond, debenture, note, or other evidence of indebtedness or in any contract, indenture, mortgage, loan agreement, joint venture, or other material agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of their respective properties may be bound, or is in violation of any law, order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality, or court, domestic or foreign, except where such violation would not have a material adverse effect on the business, properties, operations, financial conditions, income or business prospects of the Company and the Subsidiaries, taken as a whole, as presently being conducted.

            (d) Except as disclosed in the Prospectus, the Company and the Subsidiaries own, or possess adequate rights to use, all patents, patent rights, inventions, trade secrets, know-how, proprietary techniques, including processes and substances, trademarks, service marks, trade names and copyrights described or referred to in the Prospectus or owned or used by them or which are necessary for the conduct of their respective businesses as they are presently or





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


proposed to be conducted, except where the failure to own or possess, such patents, patent rights, inventions, trade secrets, know-how, proprietary techniques, including processes and substances, trademarks service marks, trade names and copyrights would not have a material adverse effect on the business, properties, operations, financial condition or income of the Company and the Subsidiaries, taken as a whole. Except as disclosed in the Prospectus, neither the Company nor any of the Subsidiaries has received notice of infringement of or conflict with asserted rights of others with respect to any patents, patent rights, inventions, trade secrets, know-how, proprietary techniques, including processes and substances, trademarks, service marks, tradenames or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the business, properties, operations, financial condition, income or business prospects of the Company and the Subsidiaries, taken as a whole, as presently being conducted or as proposed to be conducted.

            (e) This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement enforceable against the Company in accordance with its terms; the execution, delivery and performance of this Agreement and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any material indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement, or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the property of the Company or any of the Subsidiaries is bound, (ii) the corporate charter or by-laws of the Company or any of the Subsidiaries, respectively, or
(iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or of any of the Subsidiaries or over the properties of the Company or any of the Subsidiaries; and no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions herein contemplated, except such as may be required under the Securities Act or under applicable state securities laws.

            (f) Except as set forth in the Prospectus, there is not now, and as of or prior to the First Closing Date there will not be, any action, suit or proceeding, at law or in equity, against the Company by a private litigant, by any Federal, state, or other commission, board or agency, or any proceedings before any administrative agency pending or, to the knowledge of the Company, threatened, wherein any unfavorable decision, ruling or finding could adversely affect the business, properties, operations, financial condition, income or business prospects of the Company and the Subsidiaries, taken as a whole, as presently being conducted, or prevent consummation of the transactions contemplated hereby.

            (g) The capitalization of the Company as of ___________________, 1996 is as set forth under the caption "Capitalization" in the Registration Statement and the Prospectus, and the Common Stock conforms to the description thereof set forth under the caption "Description of Capital Stock" in the Registration Statement and the Prospectus. The outstanding shares of Common Stock of the Company have been duly authorized and validly issued and are fully-paid and non-assessable. The Stock has been duly and validly authorized, and when issued and paid for on the First Closing Date and the Option Closing Date (each as hereinafter defined) will be




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



duly and validly issued, fully paid and non-assessable; there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of the Stock; and there are no outstanding options, warrants or other rights, granted to or by the Company to purchase shares of Common Stock or other securities of the Company other than and described in the Prospectus, except for options for shares of Common Stock granted after ___________________, 1996; and, to the knowledge of the Company, no person is a beneficial owner of five (5%) percent or more of the Common Stock of the Company as of ___________________, 1996 except as set forth in the Company's definitive proxy statement for its 1995 annual meeting of stockholders. No holders of shares of Common Stock or other securities of the Company has the right (other than a right which has been waived) to have any securities owned by such holder included in the Registration Statement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares as contemplated herein. A registration statement relating to the Common Stock has been declared effective by the Commission pursuant to the Exchange Act and the Common Stock is duly registered thereunder. The Stock has been approved for designation on the National Association of Securities Dealers, Inc. Automated Quotations/National Market ("Nasdaq National Market"), subject to notice of issuance or sale of the Stock, as the case may be. The Company knows of no reason or set of facts which is likely to result in the termination of inclusion of such Stock in the Nasdaq National Market or the inability of the Stock to continue to be included in the Nasdaq National Market.

            (h) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the business, properties, operations, financial condition, income or business prospects of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, other than as set forth in the Registration Statement and the Prospectus, and since such dates, neither the Company nor the Subsidiaries have entered into any material transaction not referred to in the Registration Statement and the Prospectus.

            (i) The Commission has not issued an order preventing or suspending the use of any Preeffective Prospectus or the Prospectus, nor has it instituted proceedings for that purpose and each Preeffective Prospectus, at the time of filing thereof, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, the Preeffective Prospectus and the Prospectus comply, and on the First Closing Date and the Option Closing Date the Prospectus will comply, in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder. There are no contracts or documents of the Company or of any of the Subsidiaries which would be required to be filed as exhibits to the Registration Statement by the Securities Act or by the rules and regulations of the Commission which have not been filed as exhibits to the Registration Statement or incorporated by reference therein. On the Effective Date and at all times subsequent thereto up to and including the First Closing Date and the Option Closing Date, neither the Registration Statement nor any amendment thereto, and neither the Preeffective Prospectus or the Prospectus, nor any supplement thereto, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection (i) shall apply to statements in or omissions from the Registration Statement, the Preeffective Prospectus or the Prospectus made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for use in the preparation thereof.

            (j) The financial statements of the Company, together with related notes thereto as included or incorporated by reference in the Registration Statement, the Preeffective Prospectus and the Prospectus, present fairly the financial position and the results of operations of the Company, at the indicated dates and for the indicated periods. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary and selected financial data included in the Registration Statement and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with the financial statements incorporated by reference therein.

            (k) The Company and the Subsidiaries have good and marketable title to all the properties and assets reflected in the financial statements (or as described in the Registration Statement) hereinabove described subject to no liens, mortgages, pledges, charges or encumbrances of any kind except those reflected in such financial statements (or as described in the Registration Statement) or which are not material in amount. The Company and the Subsidiaries occupy their leased properties under valid and binding leases conforming to the description thereof set forth in the Registration Statement.

            (l) All material leases, contracts and agreements referred to in or filed as exhibits to the Registration Statement to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound, are in full force and effect or have expired or terminated in accordance with their terms or have been superseded by leases, contracts or agreements referred to in the Registration Statement or subsequently filed as exhibits to the Registration Statement.

            (m) The documents which are incorporated by reference in the Registration Statement, the Preeffective Prospectus and the Prospectus or from which information is so incorporated by reference, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations thereunder, and any documents so filed and incorporated by reference subsequent to the Effective Date shall, when they are filed with the Commission, conform in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder.

            (n) The Company and each of the Subsidiaries have filed all Federal, state and foreign tax returns which have been required to be filed (or have obtained any required extensions in connection therewith) and have paid all taxes indicated by said returns and all assessments received by them to the extent that such taxes have become due and are not being





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



contested in good faith, except where the failure to file such returns would not have a material adverse effect on the business, properties, operations, financial condition, income or business prospects of the Company and the Subsidiaries, taken as a whole. The Company has no knowledge of any tax deficiency which has been or might be asserted against it which would materially and adversely affect the business or properties of the Company or any of its Subsidiaries. To the knowledge of the Company, all tax liabilities are adequately provided for on the books of the Company or its Subsidiaries.

            (o) Each approval, consent, order, authorization, designation, declaration, or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated has been obtained or made and is in full force and effect, except such steps as may be required by the National Association of Securities Dealers, Inc. (herein called the "NASD") or as may be necessary to qualify the Stock for public offering by the Underwriters under state securities laws or filing requirements under Rule 424(b) or Rule 430A.

            (p) To the Company's knowledge, Coopers & Lybrand L.L.P., who have certified certain of the financial statements included or incorporated by reference in the Registration Statement, are independent public accountants as required by the Securities Act and the rules and regulations thereunder.

            (q) The Company and its Subsidiaries are not, and do not intend to conduct their business in a manner in which any of them would become, an "investment company" as defined in Section 3(a) of the Investment Company Act of 1940, as amended ("Investment Company Act").

            (r) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

            (s) Neither the Company nor any of its officers, directors or affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

            (t) The Company is not involved in any labor dispute nor is any such dispute threatened. The Company is not aware that (A) any executive, key employee or significant group of employees of the Company or any subsidiary plans to terminate his or her employment with the Company or any such subsidiary or (B) any such executive or key employee is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Company and its subsidiaries. Neither the Company nor any subsidiary has or expects to have any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which the Company or any subsidiary makes or ever has made a contribution and in which any employee of the Company or any subsidiary is or has ever been a participant. With respect to such plans, the Company and each subsidiary are in compliance in all material respects with all applicable provisions of ERISA.

            (u) The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Prospectus; and neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its Subsidiaries considered as a whole.

            (v) Other than as contemplated by this Agreement, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder's fee or other fee or commission as a result of any of the transactions contemplated by this Agreement.

            (w) The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (x) To the Company's knowledge, neither the Company nor any of its Subsidiaries nor any employee or agent of the Company or any of its Subsidiaries has made any payment of funds of the Company or any of its Subsidiaries or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

            (y) Each certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company as to the matters covered thereby.

            (z) The Company and the Subsidiaries are in all material respects in compliance with, and conduct their businesses in conformity with, all applicable federal, state, local and foreign laws, rules and regulations or any court or governmental agency or body, including without limitation those of the FDA; to the knowledge of the Company, otherwise than as set forth in the Registration Statement and the Prospectus, no prospective change in any of such federal or state laws, rules or regulations has been adopted which, when made effective, would have a material adverse effect on the operations of the Company and its subsidiaries.

      3. PURCHASE BY, AND SALE AND DELIVERY TO, UNDERWRITERS - CLOSING DATES. The Company agrees to sell to the Underwriters the Firm Stock, and on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase the Firm Stock from the Company, the number of shares of Firm Stock to be purchased by each Underwriter being set opposite its name in SCHEDULE A, subject to adjustment in accordance with
Section 12 hereof.

      The purchase price per share to be paid by the Underwriters to the Company will be $___ per share (the "Purchase Price").

      The Company will deliver the Firm Stock to the Representatives for the respective accounts of the several Underwriters (in the form of definitive certificates, issued in such names and in such denominations as the Representatives may direct by notice in writing to the Company given at or prior to 12:00 noon, Boston time, on the second full business day preceding the First Closing Date (as defined below) or, if no such direction is received, in the names of the respective Underwriters or in such other names as Cowen may designate (solely for the purpose of administrative convenience) and in such denominations as Cowen may determine, against payment of the aggregate Purchase Price therefor by certified or official bank check or checks in Clearing House funds (next day funds), payable to the order of the Company, all at the offices of Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, MA 02110. The time and date of the delivery and closing shall be at 10:00 A.M., Boston time, on ___________, in accordance with Rule 15c6-1 of the Exchange Act. The time and date of such payment and delivery are herein referred to as the "First Closing Date." The First Closing Date and the location of delivery of, and the form of payment for, the Firm Stock may be varied by agreement between the Company and Cowen. The First Closing Date may be postponed pursuant to the provisions of Section 12.

      The Company shall make the certificates for the Firm Stock available to the Representatives for examination on behalf of the Underwriters not later than 10:00 A.M., Boston time, on the business day preceding the First Closing Date at the offices of Cowen & Company, Financial Square, New York, New York 10005.






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


      It is understood that Cowen, Robertson or Bear, Stearns, individually and not as Representatives of the several Underwriters, may (but shall not be obligated to) make payment to the Company on behalf of any Underwriter or Underwriters, for the Stock to be purchased by such Underwriter or Underwriters. Any such payment by Cowen, Robertson or Bear, Stearns, shall not relieve such Underwriter or Underwriters from any of its or their other obligations hereunder.

      The several Underwriters agree to make a public offering of the Firm Stock at the public offering price as soon after the effectiveness of the Registration Statement as in their judgment is advisable. The Representatives shall promptly advise the Company of the making of the initial public offering.

      For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Stock as contemplated by the Prospectus, the Company hereby grants to the Underwriters an option to purchase an aggregate of up to 450,000 additional shares of Common Stock. The price per share to be paid for the Optional Stock shall be the Purchase Price. The option granted hereby may be exercised as to all or any part of the Optional Stock at any time, and from time to time, not more than thirty (30) days subsequent to the effective date of this Agreement. No Optional Stock shall be sold and delivered unless the Firm Stock previously has been, or simultaneously is, sold and delivered. The right to purchase the Optional Stock or any portion thereof may be surrendered and terminated at any time upon notice by the Underwriters to the Company.

      The option granted hereby may be exercised by the Underwriters by giving written notice from Cowen to the Company setting forth the number of shares of the Optional Stock to be purchased by them and the date and time for delivery of and payment for the Optional Stock. Each date and time for delivery of and payment for the Optional Stock (which may be the First Closing Date, but not earlier) is herein called the "Option Closing Date" and shall in no event be earlier than two (2) business days nor later than ten (10) business days after written notice is given. (The Option Closing Date and the First Closing Date are herein called the "Closing Dates".) All purchases of the Optional Stock from the Company shall be made on a pro rata basis. The Optional Stock shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Firm Stock set forth opposite such Underwriter's name in SCHEDULE A hereto bears to the total number of shares of Firm Stock (subject to adjustment by the Underwriters to eliminate odd lots). Upon exercise of the option by the Underwriters, the Company agrees to sell to the Underwriters the number of shares of Optional Stock set forth in the written notice of exercise and the Underwriters agree, severally and not jointly and subject to the terms and conditions herein set forth, to purchase the number of such shares determined as aforesaid.

      The Company will deliver the Optional Stock to the Underwriters (in the form of definitive certificates, issued in such names and in such denominations as the Representatives may direct by notice in writing to the Company given at or prior to 12:00 Noon, Boston Time, on the second full business day preceding the Option Closing Date or, if no such direction is received, in the names of the respective Underwriters or in such other names as Cowen may designate (solely for the purpose of administrative convenience) and in such denominations as Cowen may determine), against payment of the aggregate Purchase Price therefor by certified or official bank check or checks in Clearing House funds (next day funds), payable to the order of the Company all at the offices of Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts 02110. The Company shall make the certificates for the Optional Stock available to the Underwriters for examination not later than 10:00 A.M., Boston Time, on the business day preceding the Option Closing Date at the offices of Cowen & Company, One Financial Square, New York, New York 10005. The Option Closing Date and the location of delivery of, and the form of payment for, the Optional Stock may be varied by agreement between the Company and Cowen. The Optional Closing Date may be postponed pursuant to the provisions of
Section 12.

      4. COVENANTS AND AGREEMENTS OF THE COMPANY. The Company covenants and agrees with the several Underwriters that:

            (a) The Company will (i) if the Company and the Representatives have determined not to proceed pursuant to Rule 430A, use its best efforts to cause the Registration Statement to become effective, (ii) if the Company and the Representatives have determined to proceed pursuant to Rule 430A, use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to Rule 430A and Rule 424 of the Rules and Regulations and
(iii) if the Company and the Representatives have determined to deliver Prospectuses pursuant to Rule 434 of the Rules and Regulations, to use its best efforts to comply with all the applicable provisions thereof.

            (b) The Company will promptly notify each Underwriter in the event of (i) the request by the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, (iii) the institution or notice of intended institution of any action or proceedings for that purpose, (iv) the receipt by the Company of any notification with respect to the suspension of the qualification of the Stock for sale in any jurisdiction or any action by the NASD suspending or terminating the inclusion of the Stock in the Nasdaq National Market, or (v) the receipt by the Company of notice of the initiation or threat of any proceedings for such purpose. The Company will make every reasonable effort to prevent the issuance of such a stop order and, if such an order shall at any time be issued, to obtain the withdrawal thereof at the earliest possible moment.

            (c) The Company will (i) on or before the First Closing Date, deliver to each of you a signed copy of the Registration Statement as originally filed and each amendment thereto filed prior to the time the Registration Statement becomes effective and, promptly upon the filing thereof, a signed copy of each post-effective amendment, if any, to the Registration Statement (together with, in each case, all exhibits thereto unless previously furnished to you), (ii) deliver to each of you additional conformed copies of each of the foregoing (but without exhibits), (iii) deliver to each of you, at such office or offices you may designate, as many copies of the Prospectus as you may reasonably request, and (iv) thereafter from time to time during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, likewise send to each of you as many additional copies of the Prospectus and as many copies of any supplement to the Prospectus and of any amended Prospectus, filed by the Company with the Commission, as you may reasonably request for the purposes contemplated by the Securities Act. The foregoing delivery requirements shall include any document filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus. To the extent applicable, the copies of the Registration Statement and each amendment thereto (including all exhibits filed therewith), any Preliminary Prospectus or Prospectus (in each case, as amended or supplemented) furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            (d) If at any time during the period in which a Prospectus is required by law to be delivered by any Underwriter or dealer any event relating to or affecting the Company, or of which the Company shall be advised in writing by you, shall occur as a result of which it is necessary, in the opinion of counsel for the Company or of counsel for the Underwriters, (i) to file under the Exchange Act any document which would be deemed to be incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, or (ii) to supplement or amend the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser of the Stock, the Company will forthwith prepare and file with the Commission (x) a document to effect such compliance, or (y) a supplement to the Prospectus or an amended prospectus so that the Prospectus as so supplemented or amended will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time such Prospectus is delivered to such purchaser, not misleading. The Company authorizes the Underwriters and all dealers to whom any of the Stock may be sold by the Underwriters to use the Prospectus, as from time to time amended or supplemented, in connection with the sale of the Stock in accordance with the applicable provisions of the Securities Act and the applicable rules and regulations thereunder for such period.

            (e) Prior to the filing thereof with the Commission, the Company will submit to you, for your approval after reasonable notice thereof, such approval not to be unreasonably withheld or delayed, a copy of any post-effective amendment to the Registration Statement proposed to be filed or a copy of any document proposed to be filed under the Exchange Act before the termination of the offering of the Shares by the Underwriters if such document would be deemed to be incorporated by reference into the Registration Statement or Prospectus.

            (f) The Company will cooperate, when and as requested by you, in the qualification of the Stock for offer and sale under the Securities or blue sky laws of such jurisdictions as you may designate and, during the period in which a Prospectus is required by law to be delivered by an Underwriter or dealer, in keeping such qualifications in good standing under said securities or blue sky laws; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to take any action which would subject it to taxation as doing business in a jurisdiction where it is not now doing business. The Company will, from time to time, prepare and file such statements, reports, and other documents as are or may be required to continue such qualifications in effect for so long a period (not in excess of 180 days after the commencement of the public offering of the Stock by the Underwriters) as you may reasonably request for distribution of the Stock.

            (g) During a period of two years commencing with the date hereof, the Company will furnish to the Underwriters copies of all periodic and special reports furnished to stockholders of the Company and of all information, documents and reports filed with the Commission. The Company will deliver to the Underwriters similar information with respect to any significant subsidiaries, if any, as that term is defined in the rules and regulations of the Commission, which are not consolidated in the Company's financial statements. To the extent applicable, the copies of the Registration Statement and each amendment thereto (including all exhibits filed therewith), any Preliminary Prospectus or Prospectus (in each case, as amended or supplemented) furnished to the Underwriters will be identical tot he electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            (h) Not later than the 45th day following the end of the fiscal quarter first occurring after the first anniversary of the "effective date of the registration statement" (as defined in Rule 158(c) under the Securities
Act), the Company will make generally available to its security holders in the manner contemplated by Rule 158(b) under the Securities Act an earning statement in accordance with Section 11(a) of the Securities Act and the rules and regulations thereunder.

            (i) The Company agrees that, without the prior written consent of Cowen & Company on behalf of the Representatives and the Underwriters, the Company will not sell, offer, contract to sell, grant any option to purchase or otherwise dispose of any shares of Common Stock or any securities convertible into or exchangeable for or warrants to purchase Common Stock for a period of 90 days after the effective date of the Registration Statement, other than (i) the Stock to be sold to the Underwriters pursuant to this Agreement, (ii) shares of Common Stock issued upon the exercise of options granted under the Company's 199__ Stock Option Plan (the "Option Plan") or upon the exercise of warrants previously issued, and (iii) options to purchase Common Stock granted under the Option Plan and (iv) shares of Common Stock issued under the Company's Employee Stock Purchase Plan. For purposes of this Section 6(k) a sale, offer, option or disposition shall be deemed to include any sale to an institution which can, following such sale, sell Common Stock to the public in reliance on Rule 144A, but shall not include a sale, offer, option or disposition under circumstance where the holder may not, for a period of at least 90 days after the commencement of the public offering of the Stock by the Underwriters, sell the shares of Common Stock acquired by the holder to the public.

            (j) The Company agrees that, without the prior written consent of Cowen on behalf of the Representatives and the Underwriters, the Company will not register under the Securities Act for a period of 90 days after the commencement of the public offering of the Stock by the Underwriters any shares of Common Stock issuable upon exercise of options granted under the Option Plan or any other benefit plans.

            (k) The Company shall cause each officer and director of the Company that has not furnished to you such a letter or letters prior to the date of this Agreement to furnish to you, on the date of this Agreement, a letter or letters, in form and substance satisfactory to counsel for the Underwriters, pursuant to which each such person shall agree not to offer for sale, sell, distribute or otherwise dispose of any shares of Common Stock during the 90 days following the Effective Date, except with the prior written consent of Cowen.

            (l) The Company will use the net proceeds received by it from the sale of the Stock being sold by it in the manner specified in the Prospectus.

      5. PAYMENT OF EXPENSES. (a) The Company agrees to pay all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including all costs and expenses incident to (i) the preparation, printing and filing with the Commission and the NASD of the Registration Statement, any Preeffective Prospectus and the Prospectus (including, without limitation the fees and expenses of the Company's accountants and counsel), (ii) the furnishing to the Underwriters of copies of any Preeffective Prospectus and of the several documents required by Section 4(c) to be so furnished, (iii) the preparation, printing and filing of all supplements and amendments to the Prospectus referred to in Section 4(d), (iv) the furnishing to the Underwriters of the reports and information referred to
Section 4(g), (v) the printing, issuance of stock certificates, including the transfer agent's fees, (vi) the reproduction of this Agreement and related documents delivered to the Underwriters and (vii) the costs of listing the Stock on the Nasdaq National Market.

            (b) The Company agrees to reimburse you for blue sky fees and related disbursements (including costs of printing memoranda for the Underwriters) paid by or for the account of the Underwriters or their counsel in qualifying the Stock under the state securities or blue sky laws and for fees and related disbursements (including legal fees not to exceed $12,000 and disbursements of counsel) in connection with such filings as may be required by the NASD.

      6. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person (including each partner or officer thereof) who controls any Underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Securities Act, the Exchange Act, or the common law or otherwise, and the Company agrees to reimburse each such Underwriter and controlling person for any legal or other expenses (including, except as otherwise hereinafter provided, reasonable fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceedings which may be brought against, the respective indemnified parties, in each case arising out of or based upon (i) any untrue statement or alleged untrue statement made by the Company in Section 2 hereof, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Prospectus as part thereof and any document filed under the Exchange Act and incorporated by reference therein) or any post-effective amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of a material fact contained in any Preeffective Prospectus or the Prospectus (as amended or as supplemented if the Company shall have filed with Commission any amendment thereof or supplement thereto, including any document filed under the Exchange Act and incorporated by reference therein), or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iv) any untrue statement or alleged untrue statement of a material fact contained in any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Stock under the securities laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided, however, that (i) the indemnity agreement of the Company contained in this Section 6(a) shall not apply to any such losses, claims, damages, liabilities or expenses if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter expressly for use in any Preeffective Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement thereto, or any Blue Sky Application and (ii) the indemnity agreement contained in this Section 6(a) with respect to any Preeffective Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Stock which is the subject thereof (or the benefit of any person controlling such Underwriter) if at or prior to the written confirmation of the sale of such Stock a copy of the Prospectus (or the Prospectus as amended or supplemented) was not sent or delivered to such person and the untrue statement or omission of a material fact contained in such Preeffective Prospectus was corrected in the Prospectus (or the Prospectus was amended or supplemented) unless such failure is the result of noncompliance by the Company with Section 6(c) thereof.

      The indemnity agreement of the Company contained in this Section 6(a) and the representations and warranties of the Company contained in Section 2 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Stock.

            (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its officers who signs the Registration Statement on his own behalf or pursuant to a power of attorney, each of its directors, and each person (including each partner or officer thereof), if any, who controls the Company within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Securities Act, the Exchange Act, or the common law or otherwise and to reimburse each of them for any legal or other expenses (including, except as otherwise hereinafter provided, reasonable fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceedings which may be brought against, the respective indemnified parties, in each case arising out of or based upon (i) any untrue statement of alleged untrue statement of a material fact contained in the Registration Statement (including the Prospectus as a part thereof), or any post-effective amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preeffective Prospectus or the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact necessary in order to make the statement therein, in the light of circumstances under which they were made, not misleading, or (iii) any Blue Sky Application, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case only if such statement or omission was made in reliance upon and in conformity with information furnished in writing as herein stated or otherwise furnished in writing to the Company by or on behalf of such indemnifying Underwriter expressly for use in any Preeffective Prospectus, the Registration Statement, the Prospectus, or any such amendment or supplement thereto, or any Blue Sky Application.

      The indemnity agreement of each Underwriter contained in this Section 6(b) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Stock.

            (c) Each party indemnified under the provisions of Section 6(a) or 6(b) agrees that, upon the service of a summons or other initial legal process upon it in any action or suit instituted against it or upon its receipt of written notification of the commencement of any investigation or inquiry of, or proceedings against, it in respect of which indemnity may be sought on account of any indemnity agreement contained in such paragraphs, it will promptly give written notice (herein called the "Notice") of which service or notification to the party or parties from whom indemnification may be sought hereunder. No indemnification provided for in such paragraphs shall be available to any party who shall fail so to give the Notice if the party to whom such Notice was not given was unaware of the action, suit, investigation, inquiry or proceedings to which the Notice would have related and was prejudiced by the failure to give the Notice, but the omission to notify such indemnifying party or parties of any such service or notification shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of such indemnity agreement. Any indemnifying party shall be entitled at its own expense to participate in the defense of any action, suit or proceedings against, or investigation or inquiry of, any indemnified party. Any indemnifying party shall be entitled, if it so elects within a reasonable time after receipt of the Notice by giving written notice (herein called the "Notice of Defense") to the indemnified party, to assume (alone or in conjunction with any other indemnifying party or parties) the entire defense of such action, suit, investigation, inquiry or proceedings, in which event such defense shall be conducted, at the expense of the indemnifying party or parties, by counsel chosen by such indemnifying party or parties and reasonably satisfactory to the indemnified party or parties; provided, however, that (i) if the indemnified party or parties reasonably determine that there may be a conflict between the positions of the indemnifying party or parties and of the indemnified party or parties in conducting the defense of such action, suit, investigation, inquiry or proceedings or that there may be legal defenses available to such indemnified party or parties different from or in addition to those available to the indemnifying party or parties, then counsel for the indemnified party or parties shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of the indemnified party or parties, and (ii) in any event, the indemnified party or parties shall be entitled to have counsel chosen by such indemnified party or parties participate in, but not conduct, the defense. If, within a reasonable time after receipt of the Notice, an indemnifying party gives a Notice or Defense and the counsel chosen by the indemnifying party or parties is reasonably satisfactory to the indemnified party or parties, the indemnifying party or parties will not be liable under
Section 6(a) through 6(c) for any legal or other expenses subsequently incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceedings, except that (A) the indemnifying party or parties shall bear the legal and other expenses incurred in connection with the conduct of the defense as referred to in clause (i) of the provision to the preceding sentence, and (B) the indemnifying party or parties shall bear such other expenses as it or they have authorized to be incurred by the indemnified party or parties. If, within a reasonable time after receipt of the Notice, no Notice of Defense has been given, the indemnifying party or parties shall be responsible for any legal or other expenses incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceedings.

            (d) Notwithstanding the above, in no event shall the indemnifying parties be responsible for fees and expenses of more than one counsel for all indemnified parties in connection with one action (or separate but similar or related actions) arising out of the same general allegations or circumstances.

            (e) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b) above although applicable in accordance with its terms, then each such indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Sections 6(a) or 6(b) above (i) in such proportion as is appropriate to reflect the relative benefits received by each indemnifying party from the offering of the Stock or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each indemnifying party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities or actions in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Stock (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, as set forth in the table on the cover page of this Prospectus, bear to the aggregate public offering price of the Stock. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by each indemnifying party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

      The parties agree that it would not be just and equitable if contributions pursuant to this Section 6(e) were to be determined by pro-rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this Section 6(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in the first sentence of this Section 6(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against any action or claim which is the subject of this Section 6(e). Notwithstanding the provisions of this Section 6(e), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Stock purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(g) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 6(e) to contribute are several in proportion to their respective underwriting obligations and not joint.

      Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect to which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contributions may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought of any obligation it may have hereunder or otherwise (except as specifically provided in Section 6(c) hereof).

            (f) No indemnifying party will, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceedings in respect of which indemnification may be sought hereunder (whether or not such indemnifying party or any person who controls such indemnifying party within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding) unless the indemnifying party uses its reasonable efforts to insure that such settlement, compromise or consent includes an unconditional release of such indemnified party and each such controlling person from all liability arising out of such claim, action, suit or proceedings.

      7. SURVIVAL OF INDEMNITIES, REPRESENTATIONS, WARRANTIES, ETC. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Company or any of its officers or directors or any controlling person, and shall survive delivery of and payment for the Stock.

      8. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The respective obligations of the several Underwriters hereunder shall be subject to the accuracy, at and (except as otherwise stated herein) as of the date hereof and at and as of each of the Closing Dates, respectively, of the representations and warranties made herein by the Company, to compliance at and as of each of the Closing Dates, respectively, by the Company with its covenants and agreements herein contained and other provisions hereof to be satisfied at or prior to each of the Closing Dates, and to the following additional conditions:

            (a) The Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company or the Representatives, shall be threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representatives. If the filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b) or Rule 434 of the Rules and Regulations, such filing shall have been made in the manner and within the time period required by Rule 424(b) and Rule 434 of the Rules and Regulations, as the case may be.

            (b) The Representatives shall have been satisfied that there shall not have occurred any change, on a consolidated basis, prior to each of the Closing Dates in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole, or any change in the capital stock, short-term or long-term debt of the Company and its subsidiaries considered as a whole, such that (i) the Registration Statement or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact which, in the opinion of the Representatives, is material, or omits to state a fact which, in the opinion of the Representatives, is required to be stated therein or is necessary to make the statements therein not misleading, or (ii) it is unpracticable in the reasonable judgment of the Representatives to proceed with the public offering or purchase the Stock as contemplated hereby.

            (c) The Representatives shall be satisfied that no legal or governmental action, suit or proceeding affecting the Company which is material and adverse to the Company or which affects or may affect the Company's ability to perform its obligations under this Agreement shall have been instituted or threatened and there shall have occurred no material adverse development in any existing such action, suit or proceeding.

            (d) At the time of execution of this Agreement, the Representatives shall have received from Coopers & Lybrand L.L.P., independent certified public accountants, a letter, dated the date hereof, in form and substance satisfactory to the Underwriters.

            (e) The Representatives shall have received from Coopers & Lybrand L.L.P., independent certified public accountants, letters, dated as of each of the Closing Dates, respectively, to the effect that such accountants reaffirm, as of each such Closing Date, and as though made on such Closing Date, the statements made in the letter furnished by such accountants pursuant to paragraph (d) of this Section 8.

            (f) The Representatives shall have received from Warner & Stackpole LLP, counsel for the Company, opinions, dated as of each of the Closing Dates, respectively, to the effect set forth in EXHIBIT I hereto.

            (g) The Representatives shall have received from Fish & Neave, patent counsel for the Company, opinions, dated as of each of the Closing Dates, respectively, to the effect set forth in EXHIBIT II hereto.

            (h) The Representatives shall have received from Testa, Hurwitz & Thibeault, LLP, counsel for the Underwriters, their opinion or opinions dated, respectively, the Closing Dates with respect to the incorporation of the Company, the validity of the Stock, the Registration Statement and the Prospectus and such other related matters as it may reasonably request, and the Company shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters.

            (i) The Representatives shall have received certificates, dated as of each of the Closing Dates, respectively, of the chief executive officer or the President and the chief financial or accounting officer of the Company to the effect that:

                              (i) No stop order suspending the effectiveness of
            the Registration Statement has been issued, and, to the best of the knowledge of the signers, no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act;

                              (ii) Neither any Preeffective Prospectus, as of
            its date, nor the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, as of the time when the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                              (iii) Subsequent to the respective dates as of
            which information is given in the Registration Statement and the Prospectus, and except as set forth or contemplated in the Prospectus, neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, nor entered into any material transactions, in each case not in the ordinary course of business, or any change in the capital stock (except pursuant to its stock option plans), short-term or long-term debt of the Company and its subsidiaries considered as a whole;

                              (iv) The representations and warranties of the
            Company in this Agreement are true and correct at and as of each of the Closing Dates, respectively, and the Company has complied with all the agreements and performed or satisfied all the conditions on its part to be performed or satisfied at or prior to each such Closing Date; and

                              (v) Since the respective dates as of which
            information is given in the Registration Statement and the Prospectus, and except as disclosed in or contemplated by the Prospectus, (i) there has not been any material adverse change or a development involving a material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole; (ii) the business and operations conducted by the Company and its subsidiaries have not sustained a loss by strike, fire, flood, accident or other calamity (whether or not insured) of such a character as to interfere materially with the conduct of the business and operations of the Company and its subsidiaries considered as a whole; (iii) no legal or governmental action, suit or proceeding is pending or threatened against the Company which is material to the Company, whether or not arising from transactions in the ordinary course of business, or which may materially and adversely affect the transactions contemplated by this Agreement; (iv) since such dates and except as so disclosed, the Company has not incurred any material liability or obligation, direct, contingent or indirect, made any change in its capital stock (except pursuant to its stock plans), made any material change in its short-term or funded debt or repurchased or otherwise acquired any of the Company's capital stock; and (v) the Company has not declared or paid any dividend, or made any other distribution, upon its outstanding capital stock payable to stockholders of record on a date prior to such Closing Date.

            (j) The Company shall have furnished to the Representatives such additional certificates as the Representatives may have reasonably requested as to the accuracy, at and as of each of the Closing Dates, of the representations and warranties made herein by it and as to compliance at and as of each of the Closing Dates by it with its covenants and agreements herein contained and other provisions hereof to be satisfied at or prior to such Closing Dates, and as to satisfaction of the other conditions to the obligations of the Underwriters hereunder.

            (k) Cowen shall have received the written agreements of the officers, directors and certain holders of Common Stock that, without the prior consent of Cowen, each will not offer, sell, assign, transfer, encumber, contract to sell, grant an option to purchase or otherwise dispose of, other than by operation of law, gifts, pledges or dispositions by estate representatives, any shares of Common Stock (including, without limitation, (i) any securities convertible into shares of Common Stock and (ii) any Common Stock of the Company which may be deemed to be beneficially owned by the undersigned in accordance with the Rules and Regulations) during the 90 days following the effective date of the Registration Statement.

      All opinions, certificates, letters and other documents will be in compliance with the provisions hereunder only if they are satisfactory in form and substance to the Representatives. The Company will furnish to the Representatives conformed copies of such opinions, certificates, letters and other documents as the Representatives shall reasonably request. If any of the conditions hereinabove provided for in this Section shall not have been satisfied when and as required by this Agreement, this Agreement may be terminated by the Representatives by notifying the Company of such termination in writing or by telegram at or prior to the Closing Dates, but Cowen shall be entitled to waive any of such conditions.

      9. EFFECTIVE DATE. This Agreement shall become effective immediately as to Sections 5, 6, 7, 9, 10, 11, 13, 14, 15, 16 and 17 and, as to all other provisions, at 11:00 a.m. Boston time on the first full business day following the effectiveness of the Registration Statement or at such earlier time after the Registration Statement becomes effective as the Representatives may determine on and by notice to the Company or by release of any of the Stock for sale to the public. For the purposes of this Section 9, the Stock shall be deemed to have been so released upon the release for publication of any newspaper advertisement relating to the Stock or upon the release by the Representatives of telegrams (i) advising Underwriters that the shares of Stock are released for public offering or (ii) offering the Stock for sale to securities dealers, whichever may occur first.

      10. TERMINATION. This Agreement (except for the provisions of Section 5) may be terminated by the Company at any time before it becomes effective in accordance with Section 9 by notice to the Representatives and may be terminated by the Representatives at any time before it becomes effective in accordance with Section 9 by notice to the Company. In the event of any termination of this Agreement under this or any other provision of this Agreement, there shall be no liability of any party to this Agreement to any other party, other than as provided in Sections 5, 6 and 11 and other than as provided in Section 12 as to the liability of defaulting Underwriters.

      This Agreement may be terminated after it becomes effective by the Representatives by notice to the Company (i) if at or prior to each of the Closing Dates trading in securities on the Nasdaq National Market System shall have been suspended or minimum or maximum prices shall have been established on any such exchange or market, or a banking moratorium shall have been declared by New York or United States authorities; (ii) if trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) if at or prior to each of the Closing Dates there shall have been
(A) an outbreak or escalation of hostilities between the United States and any foreign power or of any other insurrection or armed conflict involving the United States or (B) any change in financial markets or any calamity or crisis which, in the judgment of the Representatives, makes it impractical or inadvisable to offer or sell the Firm Stock or Optional Stock, as applicable, on the terms contemplated by the Prospectus; (iv) if there shall have been any development or prospective development involving particularly the business or properties or securities of the Company or any of its subsidiaries or the transactions contemplated by this Agreement, which, in the judgment of the Representatives, makes it impracticable or inadvisable to offer or deliver the Firm Stock or the Optional Stock, as applicable, on the terms contemplated by the Prospectus; (v) if there shall be any litigation or proceeding, pending or threatened, which, in the judgment of the Representatives, makes it impracticable or inadvisable to offer or deliver the Firm Stock or Optional Stock, as applicable, on the terms contemplated by the Prospectus; or (vi) if there shall have occurred any of the events specified in the immediately preceding clauses (i) - (v) together with any other such event that makes it, in the judgment of the Representatives, impractical or inadvisable to offer or deliver the Firm Stock or Optional Stock, as applicable, on the terms contemplated by the Prospectus.

      11. REIMBURSEMENT OF UNDERWRITERS. Notwithstanding any other provisions hereof, if this Agreement shall not become effective by reason of any election of the Company pursuant to the first paragraph of Section 10 or shall be terminated by the Representatives under Section 8 or Section 10, the Company will bear and pay the expenses specified in Section 5 hereof and, in addition to its obligations pursuant to Section 6 hereof, the Company will reimburse the reasonable out-of-pocket expenses of the several Underwriters (including reasonable fees and disbursements of counsel for the Underwriters) incurred in connection with this Agreement and the proposed purchase of the Stock, and promptly upon demand, the Company will pay such amounts to the Representatives.

      12. SUBSTITUTION OF UNDERWRITERS. If any Underwriter or Underwriters shall default in its or their obligations to purchase shares of Stock hereunder and the aggregate number of shares which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed ten percent (10%) of the total number of shares underwritten, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the shares which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter or Underwriters shall so default and the aggregate number of shares with respect to which such default or defaults occur is more than ten percent (10%) of the total number of shares underwritten and arrangements satisfactory to the Representatives and the Company for the purchase of such shares by other persons are not made within forty-eight (48) hours after such default, this Agreement shall terminate.

      If the remaining Underwriters or substituted Underwriters are required hereby or agree to take up all or part of the shares of Stock of a defaulting Underwriter or Underwriters as provided in this Section 12, (i) the Company shall have the right to postpone the Closing Date[s] for a period of not more than five (5) full business days in order that the Company may effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective numbers of shares to be purchased by the remaining Underwriters or substituted Underwriters shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Underwriter of its liability to the Company or the other Underwriters for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 12 shall be without liability on the part of any non-defaulting Underwriter or the Company, except for expenses to be paid or reimbursed pursuant to Section 5 and except for the provisions of Section 6.

      13. NOTICES. All communications hereunder shall be in writing and, if sent to the Underwriters shall be mailed, delivered or telegraphed and confirmed to you, as their Representatives, c/o Cowen & Company at Financial Square, New York, New York 10005 except that notices given to an Underwriter pursuant to
Section 6 hereof shall be sent to such

Underwriter at the address furnished by the Representatives or, if sent to the Company, shall be mailed, delivered or telegraphed and confirmed c/o President, Vertex Pharmaceuticals Incorporated, 130 Waverly Street, Cambridge, MA 02139.

      14. SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence and the persons entitled to the benefits of the provisions of Section 6 any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person.

      15. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      16. AUTHORITY OF THE REPRESENTATIVES. In connection with this Agreement, you will act for and on behalf of the several Underwriters, and any action taken under this Agreement by Cowen, as Representative, will be binding on all the Underwriters.

      17. PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

      18. GENERAL. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

      In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Representatives.

      19. COUNTERPARTS. This Agreement may be signed in two (2) or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us.


                                 Very truly yours,

                                 VERTEX PHARMACEUTICALS INCORPORATED


                                 By:
                                    ------------------------------------------
                                    President



Accepted and delivered
  as of the date first above written.

COWEN & COMPANY
ROBERTSON, STEPHENS & COMPANY LLC
BEAR, STEARNS & CO., INC.
   Acting on their own behalf
   and as Representatives of several
   Underwriters referred to in the
   foregoing Agreement.

By: COWEN & COMPANY

By: Cowen Incorporated
    its general partner


By:
   ---------------------------------
   Title:

                                   SCHEDULE A


                                                                   NUMBER OF
                                                                  FIRM SHARES
                             NAME                               TO BE PURCHASED
                             ----                               ---------------


Cowen & Company.............................................
Robertson, Stephens & Company LLC...........................
Bear, Stearns & Co., Inc....................................

TOTAL.......................................................      3,000,000
                                                                  =========

                                    EXHIBIT I
                                    ---------


      The opinion of Warner & Stackpole LLP, counsel for the Company, shall be as follows:

      (i) Each of the Company and its Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, with full corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus, and is fully qualified to do business and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect upon the Company and its Subsidiaries, taken as a whole.

      (ii) The authorized Common Stock of Company as of ___________________, 1996 is as set forth under the caption "Capitalization" in the Prospectus, and the Common Stock conforms to the description set forth under the caption "Description of Capital Stock" in the Prospectus. Since ___________________, 1996, to such counsel's knowledge, the Company has not issued or committed to issue any shares of Common Stock or other securities of the Company other than as reflected in the Registration Statement and Prospectus, or with respect to the issuance of Common Stock in connection with the outstanding options and warrants as described in the Registration Statement and Prospectus. The outstanding shares of Common Stock have been, and the Stock, upon issuance and delivery and payment therefor in the manner herein described, will be, duly authorized, validly issued, fully paid and nonassessable. The certificates for the Stock as delivered to the Underwriters are in due and proper form. There are no preemptive or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's Restated Articles of Organization or by-laws or under any agreement or other instrument known to such counsel to which the Company or any of its Subsidiaries is a party or by which it is bound; and to such counsel's knowledge, there are no contractual preemptive rights or rights of first refusal or other similar rights which exist with respect to any of the Stock or the issue and sale thereof, other than as set forth in the Registration Statement or the Prospectus. To such counsel's knowledge, no holder of shares of Common Stock or other securities of the Company has the right (other than a right which has been waived) to have any securities owned by such holder included in the Registration Statement. To such counsel's knowledge, all of the outstanding shares of the capital stock of each Subsidiary of the Company, except for Altus and Versal, are owned directly or indirectly by the Company, free and clear of any claim, lien, encumbrance or security interest.

      (iii) The execution or delivery hereof or consummation of the transaction contemplated hereby will not result in a violation of, or constitute a default under, the Restated Articles of Organization or by-laws of the Company or any of its Subsidiaries, or, in any manner which would have a material adverse effect on the Company and its Subsidiaries taken as a whole, would result in a violation or default, or with the giving of notice or lapse of time or both, would result in such violation or default, under any agreement, lease, contract, indenture or other instrument known to such counsel to which the Company or any of its Subsidiaries is a party or by which any of them is bound, or to which any of their properties are subject, or any franchise, license, authorization, approval, permit, judgment, decree, order, statute, rule or regulation known to such counsel to which the Company or any of its Subsidiaries may be subject (other than the Federal Securities laws or securities or "Blue Sky" laws of certain jurisdictions, as to which no opinion need be expressed in this paragraph). The performance by the Company of its obligations hereunder will not violate any law, rule, administrative regulation, or, to such counsel's knowledge, any decree or order of any court or any governmental agency or body having jurisdiction over the Company, its Subsidiaries or their properties, or, in a manner which would have a material adverse effect on the Company and its Subsidiaries taken as a whole, result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any of its Subsidiaries. Except for permits and similar authorizations required under the Securities Act, the Exchange Act and the securities or "Blue Sky" laws of certain jurisdictions and for such permits and authorizations which have been obtained, no consent, approval, authorization or order of any court, governmental agency or body or financial institution is required by law, or to such counsel's knowledge by any decree or order of any court, government agency or body in connection with the execution and delivery of this Agreement by the Company and consummation of the transactions contemplated by this Agreement nor, to such counsel's knowledge, is any such consent, approval, authorization or order required of any financial institution in connection with the execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated by this Agreement.

      (iv) This Agreement has been duly authorized by all necessary corporate action on the part of the Company, and has been duly executed and delivered by the Company.

      (v) The Registration Statement and all post-effective amendments thereto have become effective under the Securities Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending before or contemplated by the Commission and any and all filings required by Rule 424 and Rule 430A of the Commission have been made; the Registration Statement, the Preeffective Prospectus and the Prospectus and any amendment or supplement thereto, as of their respective dates, comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations (except that counsel need express no opinion on the financial statements and schedules and the other financial data included therein). In addition, such counsel shall state that, although they have not verified the accuracy or completeness of the statements contained in the Registration Statement or any amendment thereto, nothing has come to the attention of such counsel which causes them to believe that the Registration Statement or any amendment thereto at the time it became effective (except that counsel need express no opinion on the financial statements and schedules and the other financial data included therein) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading and that, on the First Closing Date or Option Closing Date, the Preeffective Prospectus and the Prospectus or any amendment or supplement thereto (except that counsel need express no opinion on the financial statements and schedules and the other financial data included therein), contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

      (vi) All descriptions in the Preeffective Prospectus and the Prospectus of statutes, regulations, legal or governmental proceedings, contracts and other documents are accurate and fairly represent the information required to be shown; and such counsel does not know of any contracts or documents of a character required to be summarized or described therein or to be filed as exhibits thereto which are not so summarized, described or filed, nor does such counsel know of any pending or threatened litigation or any governmental proceeding, statute or regulation required to be described in the Preeffective Prospectus and the Prospectus which is not so described.

      (vii) All documents incorporated by reference in the Preeffective Prospectus and the Prospectus, when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act; and such counsel has no reason to believe that any such documents, when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; such counsel need express no opinion as to the financial statements and schedules and other financial data contained in any such document.

      In rendering such opinion, such counsel may state that insofar as their opinion under clause (v) above relates to the accuracy and completeness of the Registration Statement, the Preeffective Prospectus and the Prospectus, it is based upon participation in conferences with representatives of the Underwriters, and with officers and other representatives of the Company and its independent public accountants, at which the contents of the Registration Statement, the Preeffective Prospectus and the Prospectus were discussed, without independent verification by such counsel of the accuracy or completeness of such information. Such counsel may also rely upon the opinions of other competent counsel and, as to factual matters, on certificates of officers of the company and of state officials, in which case their opinion is to state that they are so doing and copies of said opinions or certificates are to be attached to the opinion unless said opinions or certificates (or, in the case of certificates, the information therein) have been furnished to the Representatives in other form.

                                                      Exhibit II
                                                      ----------

                                                      Form of Opinion -
                                                      Subject to Change
                                                      -----------------

                                          ________ __, 1996

Cowen & Company
Robertson, Stephens & Company LLC
Bear Stearns & Co., Inc.
c/o Cowen & Company
  As Representatives of the Several Underwriters
One Financial Square
New York, New York  10005

      Vertex Pharmaceuticals Incorporated
      -----------------------------------

Dear Ladies and Gentlemen:

      We are patent counsel to Vertex Pharmaceuticals Incorporated, a Massachusetts corporation (the "Company"). As patent counsel to the Company, we are familiar with those patent and intellectual property matters referred to us by the Company ("our Representation").

      This opinion is being furnished to you pursuant to Section 8(g) of the Underwriting Agreement dated ________ __. 1996 (the "Agreement") between you and the Company, relating to the sale to you, severally, of certain shares of Common Stock of the Company.

      In our capacity as the Company's patent counsel, we have reviewed the following statements under the captions "Risk Factors - Uncertainty to Patents and Proprietary Information," "Business - Clinical Programs" and "Business - Patents and Proprietary Information" in a copy of the Prospectus forming a part of the Registration Statement on Form S-3 (Registration No. 33___) as filed by the Company under the Securities Act of 1933, on _____:

Risk Factors
      - Uncertainty Related to Patents and Proprietary Information

            First paragraph, sentences 3, 4, 5, 6 and 7;
            Second paragraph, sentences 1, 2, 3;
            Third paragraph, sentences 1 and 2; and
            Fourth paragraph, sentences 1, 2 and 3;

Business
      - Clinical Programs

            HIV Program

                  Tenth paragraph, sentences 1, 2 and 3

            Cancer Multidrug Resistance Program

                  Eighth paragraph, sentences 1 and 2

            Hemoglobin Disorders Program

                  Sixth paragraph, entire paragraph

            Inflammation Program

                  Fifth paragraph, entire paragraph

            IMPDH Program

                  Third paragraph, entire paragraph

            Hepatitis C Program

                  Second paragraph, entire paragraph

Business
      - Patents and Proprietary Information

            First paragraph, sentence 1;
            Second paragraph, entire paragraph;
            Third paragraph, sentences 2, 5 and 6; and Fourth paragraph, sentences 1, 2 and 3;

("the Statements").

      We have not independently verified the accuracy or completeness of the factual matters contained in these Statements; subject thereto, insofar as these Statements constitute facts pertaining to our Representation and involve matters of United States law, they are, to our actual knowledge, accurate statements or summaries of the matters therein set forth. As to questions of material fact relevant thereto, we have in part relied upon representations made to us by officers of the Company.

      Specifically, we believe as to certain aspects of the Statements that:

            (i) Subject to any disclosure to the contrary in the Prospectus, to our actual knowledge, there are no legal or governmental proceedings, except patent prosecution, pending or threatened relating to the patents or patent applications of the Company referenced in the Statements and related to our Representation;

            (ii) Subject to any disclosure to the contrary in the Prospectus, to our actual knowledge, there are no facts that would preclude the Company from having clear title to or a valid license under the patents and patent applications referenced in the Statements and related to our Representation;

            (iii) To our actual knowledge, we and the Company have complied and are continuing to comply on an ongoing basis, with the required duty of candor and good faith in dealing with the United States Patent and Trademark Office (the "Office"), including the duty to disclose to the Office all information actually known by us to be material to the patentability of each issued United States patent or pending application referred in the Statements and related to our Representation.

      Further, we have no actual knowledge that causes us to believe, as of the date of this letter, that the description in the Statements of the Company's situation relating to patents and patent applications pertaining to our Representation, contain any untrue statement of a material fact or omit to state a material fact necessary to make such Statements not misleading in the context in which they are made.

      As we have discussed, pursuant to our firm's policy any communication from us, including this letter, is solely for your information, and to assist you as the underwriters in conducting your investigation of the affairs of the Company in connection with the aforesaid Registration Statement and it is not to be quoted or otherwise referred to in any public disclosure document (including without limitation the Registration Statement), furnished to any other person, or filed with any governmental agency. Moreover, this letter speaks as of the date hereof and we assume no obligation to advise you of any changes of law or fact that may thereafter occur.

                                    Very truly yours,

                                    FISH & NEAVE



                                    James F. Haley, Jr.
                                    Andrew S. Marks

JFH/ASM:mem